UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) –May 13, 2010
________________________________

NEFFS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-32605	23-2400383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5629 Route 873 P.O. Box 10 Neffs, Pennsylvania		18065-0010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number including area code:  (610) 767-3875

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  5.07.   Submission of Matters to a Vote of Security Holders

An annual meeting of shareholders of Neffs Bancorp, Inc. was held on May 12, 2010 at The NOVA Building, 2375 Levans Road, Coplay, Pennsylvania.  Two matters, as described in the Notice of Annual Meeting of Shareholders and Proxy Statement, were voted on at the annual meeting of shareholders.  The Board of Directors fixed the close of business on March 15, 2010 as the record date for the determination of shareholders entitled to notice and vote and the annual meeting.  The voting results of the matters presented to the shareholders are as follows:

1.	Election of two Class B directors, each to serve for a three-year term and until their successors are elected and qualified:

Director/Candidate	Term Expires	For	Against or Withheld
Robert B. Heintzelman	May 2013	127,574	311
Kevin A. Schmidt	May 2013	127,549	336

2.	Ratification of the selection of ParenteBeard LLC as the Independent Registered Public Accounting Firm for the year ending December 31, 2010:

For	Against	Abstain
142,215	0	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEFFS BANCORP, INC. (Registrant)

Dated: May 13, 2010	By:	/s/ John J. Remaley
	Name:	John J. Remaley
	Title:	President